SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 24, 1998


                         Credit Acceptance Corporation
            (Exact name of registrant as specified in its charter)


                                   Michigan
                (State or other jurisdiction of incorporation)

             000-20202                                 38-1999511
      (Commission File Number)             (IRS Employer Identification No.)

   25505 West Twelve Mile Road, Suite 3000, Southfield, Michigan 48034-8339
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (248) 353-2700

                                Not Applicable
         (Former name or former address, if changed since last report)




































ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Credit Acceptance Corporation (the "Company") engaged Deloitte & Touche LLP as its new independent accountants as of June 24, 1998. During the two most recent fiscal years and through June 24, 1998, the Company has not consulted with Deloitte & Touche LLP regarding either (i) (A) the application of accounting principles to a specified transaction, either completed or proposed; or (B) the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as the term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 24, 1998                    CREDIT ACCEPTANCE CORPORATION


                                  /s/ Donald A. Foss
                                  --------------------------------
                                  By: Donald A. Foss
                                  Its: President and Chief Executive Officer